Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 08, 2007.										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /				CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	1Q-2007		2Q-07	3Q-07	4Q-07
										A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
U.S. Gulf of Mexico (9)
Semisubmersibles (6)
										A*	E**	E**	E**	E**
Noble Clyde Boudreaux (a, c)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000’	Shipyard			3/31/2007	—
				Alaminos Canyon 857	Shell	4/01/2007	3/31/2009	209-211	Two-year contract with Shell to commence after upgrade.
Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000’	Green Canyon 955	Kerr-McGee	1/18/2006	3/04/2007	329-331
				Desoto Canyon 618	Kerr-McGee/Dominion	3/05/2007	5/18/2007	329-331	On assignment from Kerr-McGee to Dominion.
					Kerr-McGee	5/19/2007	09/30/2007	407-409
				Shipyard	Kerr-McGee	10/01/2007	12/31/2007	-
Expect to enter shipyard in 4Q 2007 for +/- 90 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period 5/18/2007 through 3/08/2008 of $329k-$331k, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($313k-$314k) and 80% of the operating dayrate for any days in the shipyard beyond 60 days ($263k-$265k).

					Kerr-McGee	1/01/2008	3/08/2008	407-409
					Kerr-McGee	3/09/2008	3/08/2011	434-436
Noble Jim Thompson (b)	Noble EVA 4000™	1984/1999	6,000’	Mississippi Canyon 687	Shell	9/30/2006	3/01/2007	314-316
					Shell	3/02/2007	3/01/2009	424-426
Noble Max Smith (a)	Noble EVA 4000™	1980/1999	6,000’	Garden Banks 215	Amerada Hess	3/20/2006	3/31/2008	304-306
Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000’	Green Canyon 518	Anadarko	7/1/2006	3/31/2007	385-386
					Anadarko/BHP	4/01/2007	5/31/2007	385-386
					Anadarko/Shipyard	6/01/2007	8/31/2007	-
Expect to enter shipyard late in 2Q 2007 for +/- 90 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period 7/1/2006 through 8/31/2007 of $324k-$326k, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($308k-$309k) and 80% of the operating dayrate for any days in the shipyard beyond 60 days ($259k-$261k).

					Anadarko	9/01/2007	12/31/2008	434-436
Noble Lorris Bouzigard (c)	Pentagone 85	1975/2003	4,000’	Green Canyon 82	Walter O&G	12/07/2006	1/25/2007	129-131	Completed one well commitment made prior to Hurricane Rita.
					Mariner / W&T	1/26/2007	3/31/2008	172-173

Submersibles (3)

Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	West Cameron 110	Mariner	7/18/2006	1/19/2007	84-86	Anticipate +/- 30 days of downtime in 3Q 2007 for upgrades.				30
					Mariner	1/20/2007	7/19/2007	84-86
Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	Breton Sound 46	Shipyard	10/22/2006	1/10/2007	—	Rig entered the shipyard on 10/22/2006 for regulatory inspection and upgrades. Experienced 10 days of downtime in 1Q 2007.	10
					Century	1/11/2007	6/08/2007	74-76
Noble Fri Rodli	Transworld	1979/1998	70’-C	S. Timbalier 75	Bois d’Arc	12/27/2006	3/31/2007	84-86	One well +/-70 days. Anticipate +/- 30 days of downtime in 2Q 2007 for regulatory inspection and upgrades.			30
(a) Unit will be upgraded to the NC-5SM mooring standard.
(b) Unit has been upgraded to the NC-5SM mooring standard.
(c) Rig utilizes the Aluminum Alloy Riser technology.
**E = Estimated; * A = Actual
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 08, 2007.										Estimated Unpaid Down Time Days
							ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /				CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	1Q - 2007		2Q-07	3Q-07	4Q-07
										A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
International (54) (d)
Mexico Jackups (10) (e)
										A*	E**	E**	E**	E**
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	7/17/2005	5/16/2007	74-76	Anticipate +/- 10 days of downtime in 3Q 2007 for regulatory inspection.				10
Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of	Pemex	6/01/2006	6/04/2007	140-142
				Campeche	Pemex	6/05/2007	12/04/2009	177-179
Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of	Pemex	6/24/2005	6/23/2007	70-71
				Campeche	Pemex	6/24/2007	12/22/2009	185-187
Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of	Pemex	7/07/2005	7/06/2007	64-65
				Campeche	Pemex	7/07/2007	10/14/2007	-	Anticipate +/- 100 days of downtime in 3Q 2007/4Q 2007 for rig modifications and regulatory inspection.				87	13
					Pemex	10/15/2007	4/14/2010	170-172
Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of	Pemex	11/01/2006	12/16/2007	166-168	Anticipate +/- 4 days of downtime in 4Q 2007 for regulatory inspection between contracts.					4
				Campeche	Pemex	12/21/2007	6/21/2010	170-172
Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of	Pemex	6/16/2005	6/15/2007	64-65
				Campeche		6/16/2007	9/19/2007	—	Anticipate +/- 96 days of downtime in 2Q 2007/3Q 2007 for rig modifications and regulatory inspection.			15	81
					Pemex	9/20/2007	3/20/2010	170-172
Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	5/21/2005	5/20/2007	64-65	Anticipate +/- 30 days of downtime in 2Q 2007 for regulatory inspection and modifications.			30
Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of	Pemex	9/21/2005	9/20/2007	64-65	Anticipate +/- 10 days of downtime in 2Q 2007 for regulatory inspection.			10
				Campeche	Pemex	9/21/2007	3/22/2010	170-172
Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	8/20/2006	5/01/2007	149-151	Anticipate +/- 10 days of downtime in 2Q 2007 for regulatory inspection.			10
Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	4/07/2006	8/07/2007	119-121

Brazil Semisubmersible (2)

Noble Paul Wolff	Noble EVA 4000™	1981/1999/2006	10,000’-DP	Brazil	Petrobras	1/01/2006	12/31/2007	163-165	Eligible for a maximum 20% performance bonus.
					Petrobras	1/01/2008	12/31/2009	213-215	Rate contingent upon upgrade of unit to 10,000’ water depth capability utilizing aluminum alloy riser. Eligible for a maximum 15% performance bonus.
					Petrobras - Downtime Extension	1/01/2010	7/03/2010	213-215
Petrobras can extend contract for contractor responsible downtime (to date - 183 days including shipyard downtime days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Noble Therald Martin (c)	Pentagone 85	1977/2004	4,000’	Brazil	Petrobras	12/06/2006	3/31/2007	—	Experienced +/- 67 days of downtime during 1Q 2007 to complete repairs. Anticipate an additional +/- 23 days downtime waiting on Customer to prepare well location to allow us to return to work.	67	23
				Brazil	Petrobras	4/01/2007	8/31/2008	113-115	Resume 22 month contract with Petrobras. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	9/01/2008	9/30/2009	113-115	13 month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	10/01/2009	10/31/2010	113-115	13 month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.

Brazil Drillships (3)

Noble Roger Eason (c)	NAM Nedlloyd-C	1977/2005	7,200’-DP	Brazil	Petrobras	4/14/2005	3/15/2007	96-97	Experienced 17 days of downtime during 1Q 2007.	17
				Brazil	Petrobras	3/16/2007	3/15/2010	136-138	Anticipate +/- 14 days of downtime during 3Q 2007 for regulatory inspection. Eligible for a maximum 15% performance bonus.				14
				Brazil	Petrobras - Downtime Extension	3/16/2010	8/30/2010	136-138
Petrobras can extend contract for contractor responsible downtime (to date - 137 days including shipyard and expected 3Q 2007 downtime days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Noble Leo Segerius (c)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	7/01/2006	6/30/2008	123-125	Anticipate +/- 28 days of downtime commencing +/- 3Q 2007 for regulatory inspection and refurbishments. Eligible for a maximum 10% performance bonus.				28
Noble Muravlenko	Gusto Engineering	1982/1997	4,600’-DP	Brazil	Petrobras	3/18/2005	3/17/2007	81-82	Eligible for a maximum 10% performance bonus.
	Pelican Class			Brazil	Petrobras	3/18/2007	3/17/2009	119-121	Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras - Downtime Extension	3/18/2009	4/05/2009	119-121	Petrobras can extend contract for contractor responsible downtime (to date - 24 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus. Note: The entity that owns this rig is fully consolidated; however, there is a minority interest holder for 18%.	7
(d) The amount shown in the “Dayrate” column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise. In various international markets, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.
(e) Listed rigs are modified bareboat charter; cost structure varies by region.
**E = Estimated; * A = Actual
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 08, 2007.										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /				CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	1Q - 2007		2Q-07	3Q-07	4Q-07
										A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
North Sea Semisubmersible (1)
										A*	E**	E**	E**	E**
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500’	United Kingdom	Maersk	5/04/2006	4/30/2007	201-202
					Shipyard	5/01/2007	6/08/2007	234-235	Anticipate +/- 30 days of downtime in 2Q 2007 for upgrades and regulatory inspection paid at 95% of $247k-$248k/day. Anticipate an additional +/- eight days of downtime in 2Q 2007 at zero rate.			8
					Venture	6/09/2007	6/08/2008	247-248
					Venture	6/09/2008	6/08/2009	359-361

North Sea Jackups (8)

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390’-IC (f)	United	Venture	12/13/2006	9/13/2007	109-110
				Kingdom	Venture	9/14/2007	9/14/2008	164-166
Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	United Kingdom	RWE	9/13/2006	4/15/2007	124-126
				United Kingdom	RWE — Options	4/16/2007	4/30/2008	124-126	Options: Exercised the first of four wells. Estimated time for each well is 90-100 days.
Noble Kolskaya	Gusto Engineering-C	1985/1997	330’-IC	United Kingdom	Wintershall	1/01/2007	12/31/2007	169-171	Rig operates under a bareboat charter agreement to Noble under which Noble receives 30% of the rig’s operating profits as defined in the agreement.
Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk	3/9/2006	9/03/2007	83-85
					Maersk	9/04/2007	9/03/2008	181-183
					Maersk — Options	9/04/2008	9/03/2009	209-211
					Maersk — Options	9/04/2009	9/03/2010	219-221
Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Wintershall	1/01/2007	12/31/2007	142-143
					Wintershall	1/01/2008	06/30/2008	219-221	Received letter of intent.
Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2007	12/31/2007	183-185
Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	United Kingdom	Gaz de France	1/01/2007	12/31/2007	183-185
Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Shell/NAM	3/21/2006	4/09/2007	105-107
				Denmark	Altinex	4/10/2007	5/10/2007	237-239	One well estimated for +/- 30 days.
				Denmark	Dong	5/11/2007	8/09/2007	237-239	Received letter of intent for two wells estimated for +/- 45 days each.
				Netherlands	Chevron	8/10/2007	12/31/2007	234-236	Received letter of intent for a minimum of 120 days, maximum of 180 days.
				Netherlands	Wintershall	1/01/2008	12/31/2008	224-226	Received letter of intent.

West Africa Semisubmersible (1)

Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	6,000’	Nigeria	ExxonMobil	11/29/2004	12/31/2007	128-130	ExxonMobil has exercised all of its options for eight additional wells, which will extend the contract through +/- 12/31/2007.	7
					Anadarko	1/01/2008	12/31/2008	433-435	One year contract with Anadarko following release from ExxonMobil.

West Africa Jackups (7)

Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/26/2006	3/27/2007	117-118						4
					ExxonMobil	3/28/2007	3/27/2009	170-171	Anticipate +/- four days of downtime in 4Q 2007 for regulatory inspection.
Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (g)	Nigeria	Chevron	5/15/2006	6/28/2008	129-131	Anticipate +/- 45 days of downtime in 3Q 2007 for regulatory inspection and upgrades.				45
Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Nigeria	Addax	1/16/2006	1/17/2007	107-109
					To be announced	1/18/2007	1/17/2009	170-171	New rate effective 1/18/2007. Anticipate +/- four days of downtime in 4Q 2007 for equipment upgrades.					4
Noble Carl Norberg	MLT Class 82-C	1976/2003	250’-IC	Equatorial Guinea	Hess	8/01/2006	3/31/2008	73-75
Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2006	9/02/2008	160-161
Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/21/2006	7/13/2008	127-129
Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Nigeria	Shell	4/24/2006	4/23/2007	82-84
					Shell	4/24/2007	4/23/2008	164-166
(f) Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.
(g) Rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the rig to operate in up to 300’ of water.
**E = Estimated; * A = Actual
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 08, 2007.										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /				CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	1Q - 2007		2Q-07	3Q-07	4Q-07
										A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
Arabian Gulf Jackups (14)
										A*	E**	E**	E**	E**
Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	UAE (Sharjah)	Shipyard	1/08/2007	2/11/2007	—		32
				UAE (Abu Dhabi)	NDC	2/11/2007	6/02/2007	51-52	Returned to work on 02/11/2007, experienced 32 days of downtime for repairs and regulatory inspections.
Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300’-IC	Qatar	RasGas	6/01/2005	5/14/2007	55-57
				UAE (Sharjah)	RasGas — Standby	5/15/2007	7/01/2007	45-60	Standby waiting on platform, will perform RasGas paid upgrades and regulatory inspections during standby period. (Noble has right to market rig during this period).
				Qatar	RasGas — Options	7/02/2007	TBD	59-73	Exercised eight option wells @ $59k-$61k/day. Remaining options: One well @ $59k-$61k/day; nine wells @ $65k-$67k/day, nine wells @ $71k-$73k/day. Estimated time to complete each well is +/- 45 days.
Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC	5/29/2006	5/28/2007	51-52
				UAE (Sharjah)	Shipyard	5/29/2007	7/14/2007	—	Anticipate +/- 46 days downtime in 2Q 2007/3Q 2007 for regulatory inspections and upgrades, then to QatarGas 3 & 4 for remainder of 700-day contract. (see Noble Dick Favor comments)		32	14
				Qatar	QatarGas 3 & 4	7/15/2007	7/31/2008	98-100
				Qatar	QatarGas 3 & 4	8/01/2008	4/08/2009	194-196	Contract extension for a minimum of 250 days, maximum of 310 days.
Noble Gus Androes	Levingston Class 111‑C	1982/2004	300’-IC	UAE (Dubai)	Shipyard	2/24/2007	3/24/2007	—	Presently in shipyard for regulatory inspections and repairs. Anticipate +/-28 days of downtime.	5	23
				UAE (Abu Dhabi)	Total ABK - Extension	3/25/2007	9/30/2007	74-76	Six-month extension.
					Total ABK - Extension	10/01/2007	3/31/2008	TBD	Extensions: Renewable every six months, dayrate increases/decreases capped at 5%.
Noble Harvey Duhaney	Levingston Class 111‑C	1976/2001	300’-IC	UAE (Sharjah)	Shipyard	11/14/2006	1/05/2007	-	Completed upgrades and regulatory inspection; back on dayrate 1/6/07. Experienced 5 days of downtime during 1Q 2007.	5
				Qatar	Total	1/06/2007	3/25/2008	84-86
				Qatar	Total — Option	3/26/2008	3/25/2009	98-100	Option: One year
Noble Mark Burns	Levingston Class 111‑C	1980/2005	300’-IC	Qatar	RasGas	8/23/2005	3/04/2007	60-61
					RasGas	3/05/2007	11/15/2007	71-81	Exercised three option wells (two wells @ $71k-$73k/day, one well @ $79k-$81k/day).
					RasGas — Options	11/16/2007	TBD	79-89	Remaining Options: One well @ $79k-$81k/day, two wells @ $87k-$89k/day. Estimated time to complete each well is 60-90 days.
Noble Roy Rhodes (h)	MLT 116-C	1979	300’-IC (h)	UAE (Dubai)	DPC	1/15/2006	2/06/2007	67-69
					DPC	2/07/2007	2/06/2008	#	Rate withheld at request of operator. Anticipate +/- 21 days of downtime in 4Q 2007 for regulatory inspections.					21
					DPC	2/07/2008	2/06/2009	#	Rate withheld at request of operator.
Noble Cees van Diemen	Modec 300C-38	1981/2004	300’-IC	Qatar	RasGas	9/23/2004	12/01/2007	59-61	Initial contract for eight wells plus five option wells (Four wells exercised to-date)
					RasGas — Options	12/02/2007	3/01/2008	59-61	Options: One option remaining. Estimated time to complete each well is 60-120 days.
Noble David Tinsley	Modec 300C-38	1981/2004	300’-IC	Qatar	RasGas (Standby)	12/10/2006	1/22/2007	43-45	Contract suspended and rig on standby rate from 12/10/2006 through 1/22/2007.
					RasGas	1/23/2007	10/31/2007	54-56	Recommenced contract on 1/23/2007.
					RasGas	11/01/2007	5/31/2008	61-63
Noble Gene House	Modec 300C-38	1981/1998	300’-IC	Qatar	Dolphin Energy	1/05/2005	2/02/2007	59-60
					Shell	2/02/2007	2/08/2007	39-41	Mobilization to Shell Contract.
					Shell	2/08/2007	10/01/2007	102-104	One well estimated +/- 150 days bridging until Noble Roger Lewis delivery.
					Shell	10/02/2007	6/30/2008	160-162	270 day contract to commence upon delivery of Noble Roger Lewis.
Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas	10/07/2005	4/30/2007	76-78
					RasGas	5/01/2007	1/31/2008	82-89	Exercised four option wells (two wells @ $82k-$84k/day, two wells @ $87k-$89k/day). Estimated time to complete each well is 45-60 days.
Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	Maersk	11/12/2006	11/11/2007	119-121
Noble Dhabi II	Baker Marine BMC 150	1982	150’-IC	UAE (Abu Dhabi)	ADOC	7/15/2006	7/14/2008	59-60
Noble Dick Favor	Baker Marine BMC 150	1982/2004	150’-IC	Qatar	QatarGas 3 & 4	8/10/2006	7/14/2007	91-93
700-day contract with QatarGas 3 & 4 commenced 8/10/2006. The Noble Dick Favor will be utilized only for the first 270-300 days of this contract. The remaining balance of days for this contract will be with the Noble Kenneth Delaney.

					QatarGas 3 & 4	7/15/2007	12/31/2007	159-161	Contract extension from the date of arrival of Noble Kenneth Delaney to the end of 2007.
(h) Rig is currently equipped to operate in 250’ of water.
**E = Estimated; * A = Actual
# = Rate withheld at request of operator.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 08, 2007.										Estimated Unpaid Down Time Days
							ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT /				CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	1Q-2007		2Q-07	3Q-07	4Q-07
										A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
India Jackups (2) (e)
										A*	E**	E**	E**	E**
Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	UAE (Sharjah)	Shipyard	10/09/2006	1/15/2007	—	Entered shipyard on 10/09/2006; experienced 15 days of downtime in 1Q 2007 for upgrades and regulatory inspection.	23
				India	Jindal/ONGC	1/15/2007	7/29/2009	82-83	Rig bareboat chartered to Jindal which contracted with ONGC. Experienced an additional 8 days of downtime in 1Q 2007.
Noble Charlie Yester	MLT 116-C	1980	300’-IC	India	Jindal/ONGC	12/29/2003	1/28/2007	51-52		1
					Jindal/ONGC	1/30/2007	1/29/2010	130-131	Commenced three-year extension with Jindal/ONGC on 1/30/2007. Rig bareboat chartered to Jindal which contracts with ONGC.

Far East Semisubmersibles (3)

Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986/2008	10,000’-DP	Dalian, China — DSIC	Shipyard		6/30/2008	-
Five-year contract with Petrobras. Eligible for a maximum 15% bonus. Contract terms require commencement of towing operations to Brazil 30 months after contract finalization (1/2/2006). Mobilization cost paid for by Petrobras (limited to 75 days).

				In-transit	Petrobras	7/01/2008	9/14/2008	208-210
				Brazil	Petrobras	9/15/2008	9/14/2013	219-220
Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000’-DP	Singapore — Jurong	Shipyard		2/28/2009	-	Four-year contract with Shell following upgrade of baredeck hull to 12,000’ water depth capability.
				U.S. Gulf	Shell	3/01/2009	2/28/2013	429-431	Rate reflects an increase due to equipment upgrades.
Noble Bingo 9000 Rig 4-Newbuild	Bingo 9000	1999	12,000’-DP (i)	Singapore — Jurong	Shipyard			—	Baredeck hull.

Far East Jackups (3)

Noble Roger Lewis - Newbuild	F&G JU2000-E	2007	400’-IC	Dalian, China — DSIC	Shipyard		7/31/2007	—
				In-transit	Shell	8/01/2007	8/31/2007	40-42
				Qatar	Shell	9/01/2007	8/31/2009	104-106	Two-year contract with Shell.
Noble Hans Deul - Newbuild	F&G JU2000-E	2008	400’-IC	Dalian, China — DSIC	Shipyard		2/28/2008	—
				In-transit	Shell	3/01/2008	5/15/2008	34-36
				North Sea	Shell	5/16/2008	5/15/2010	104-106	Two-year contract with Shell.
Noble Scott Marks — Newbuild	F&G JU2000-E	2009	400’-IC	Dalian, China — DSIC	Shipyard		3/31/2009	—
				In-transit	Venture	4/01/2009	5/31/2009	TBD	Two-year contract with Venture.
				United Kingdom	Venture	6/01/2011	5/31/2011	209-211
										174	78	117	295	46
												2007 Total		710

(i)	Baredeck hull constructed as capable to operate in 12,000’ of water.
**E = Estimated; *A = Actual
# = Rate withheld at request of operator.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.